Exhibit 99.1

Execution Version

SPECTRA ENERGY CAPITAL, LLC

$500,000,000 6.20% Senior Notes due 2018

Fully and Unconditionally Guaranteed by

SPECTRA ENERGY CORP

UNDERWRITING AGREEMENT

April 7, 2008

Banc of America Securities LLC

Deutsche Bank Securities Inc.

Greenwich Capital Markets, Inc.

As Representatives of the several

    Underwriters named in Schedule I attached hereto,

c/o Greenwich Capital Markets, Inc.

600 Steamboat Road

Greenwich, CT 06830

Ladies and Gentlemen:

Spectra Energy Capital, LLC, a Delaware limited liability company (“Spectra Capital”), proposes to issue and sell to the underwriters listed on Schedule I hereto (collectively, the “Underwriters”) $500,000,000 aggregate principal amount of Spectra Capital’s 6.20% Senior Notes due 2018 (the “Notes”), as set forth on Schedule I hereto, to be fully and unconditionally guaranteed on a senior unsecured basis by Spectra Energy Corp, a Delaware corporation (“Spectra Energy”) (the “Guarantees,” together with the Notes, the “Securities”).

The Securities are to be issued under the Indenture dated as of April 1, 1998 between Spectra Capital (formerly known as Duke Capital LLC and successor to Duke Capital Corporation), as issuer, and The Bank of New York Trust Company, N.A. (successor to JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank)), a national banking association, as trustee (the “Trustee”) (collectively, as amended and supplemented by the Twelfth Supplemental Indenture, dated as of December 14, 2007, among Spectra Capital, Spectra Energy and the Trustee, the “Base Indenture”), and the Thirteenth Supplemental Indenture to be dated as of the Delivery Date (as defined below) (such Thirteenth Supplemental Indenture, the “Supplemental Indenture”; the Indenture, as amended and supplemented as of the Delivery Date, the “Indenture”).

This is to confirm the agreement among Spectra Energy and Spectra Capital (collectively, the “Spectra Parties”) and the Underwriters concerning the purchase of the Securities from the Spectra Parties by the Underwriters.

1. Representations, Warranties and Agreements of the Spectra Parties. Each of the Spectra Parties jointly and severally represents and warrants to, and agrees with, the Underwriters that:

(a) A registration statement on Form S-3 (File No. 333-141982) relating to the Securities and any post-effective amendment thereto (i) has been prepared by the Spectra Parties pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) has been filed with the Commission under the Securities Act; and (iii) is effective under the Securities Act. Copies of such registration statement and any post-effective amendment thereto have been made available by the Spectra Parties to you as the representatives (the “Representatives”) of the Underwriters. As used in this Agreement:

(i) “Applicable Time” means 2:30 p.m. (New York City time) on the date of this Agreement;

(ii) “Base Prospectus” means the base prospectus included in the Registration Statement at the Applicable Time;

(ii) “Effective Date” means any date as of which any part of such registration statement relating to the Securities became, or is deemed to have become, effective under the Securities Act in accordance with the Rules and Regulations;

(iii) “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) or “issuer free writing prospectus” (as defined in Rule 433 of the Rules and Regulations) prepared by or on behalf of the Spectra Parties or used or referred to by the Spectra Parties in connection with the offering of the Securities;

(iv) “Preliminary Prospectus” means any preliminary prospectus relating to the Securities included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, including the Base Prospectus and any preliminary prospectus supplement thereto relating to the Securities;

(v) “Pricing Disclosure Package” means (i) the Base Prospectus, (ii) the Preliminary Prospectus as amended or supplemented as of the Applicable Time, (iii) the Issuer Free Writing Prospectuses, if any, identified in Schedule II hereto, and (iv) the final term sheet prepared and filed pursuant to Section 5(b) of this Agreement;

(vi) “Prospectus” means the final prospectus relating to the Securities, including the Base Prospectus and any prospectus supplement thereto relating to the Securities, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations; and

(vii) “Registration Statement” means such registration statement as deemed revised pursuant to the Rules and Regulations on each Effective Date, including all exhibits thereto.

Any reference to the Registration Statement, any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act as of each Effective Date of the Registration Statement or the date of such Preliminary Prospectus or the Prospectus, as the case may be, or in the case of the Pricing Disclosure Package, as of the Applicable Time. Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) on or prior to the date hereof. Any reference to any amendment or supplement to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such Registration Statement, Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Registration Statement, Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include the most recent annual report of Spectra Energy on Form 10-K filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or, to the knowledge of the Spectra Parties, threatened by the Commission. The Commission has not notified either Spectra Energy or Spectra Capital of any objection to the use of the form of the Registration Statement.

(b) Well-Known Seasoned Issuer and Not an Ineligible Issuer. Each of the Spectra Parties was at the time of each filing of the Registration Statement and any amendment thereto, and continues to be, a “well-known seasoned issuer” (as defined in Rule 405 under the Securities Act) eligible to use an “automatic shelf registration statement” (as defined in Rule 405 under the Securities Act) for the registration of the Securities, including not having been an “ineligible issuer” (as defined in Rule 405 under the Securities Act) at any such time or date. Neither Spectra Energy nor Spectra Capital has received from the Commission any notice pursuant to Rule 401(g)(2) under the Securities Act objecting to the use of the automatic shelf registration statement form. The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the Securities Act, and neither Spectra Energy nor Spectra Capital is the subject of a pending proceeding under Section 8A of the Securities Act in connection with the offering of the Securities.

(c) Form of Documents. The Registration Statement conformed and will conform in all material respects on each Effective Date and on the Delivery Date, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the Rules and Regulations. The most recent Preliminary Prospectus conformed, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) to the requirements of the Securities Act and the Rules and Regulations. The documents incorporated by reference in any Preliminary Prospectus or the Prospectus conformed, and any further documents so incorporated will conform, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder. The Registration Statement and the Prospectus conform in all material respects to the requirements applicable to them under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”).

(d) Registration Statement. The Registration Statement did not, as of each Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Spectra Parties through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(b).

(e) Prospectus. The Prospectus will not, as of its date and on the Delivery Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Spectra Parties through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(b).

(f) Documents Incorporated by Reference. The documents incorporated by reference in any Preliminary Prospectus or the Prospectus did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g) Pricing Disclosure Package. The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Spectra Parties through the Representatives by or on behalf of any Underwriters specifically for inclusion therein, which information is specified in Section 8(b).

(h) Issuer Free Writing Prospectus and Pricing Disclosure Package. Each Issuer Free Writing Prospectus (including, without limitation, any road show that is a free writing prospectus under Rule 433), when considered together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Spectra Parties through the Representatives by or on behalf of any Underwriters specifically for inclusion therein, which information is specified in Section 8(b).

(i) Each Issuer Free Writing Prospectus. Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Spectra Parties have complied with any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Rules and Regulations. Neither Spectra Energy nor Spectra Capital has made any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives. The Spectra Parties have retained in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Rules and Regulations. Each Issuer Free Writing Prospectus does not and will not include any information that conflicts with the information contained in the Registration Statement or the Pricing Disclosure Package, including any document incorporated therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Spectra Parties by the Underwriters through the Representatives specifically for inclusion therein, which information consists solely of the information specified in Section 8(b).

(j) Formation and Qualification of Spectra Entities. Each of Spectra Energy, Spectra Capital and their respective significant subsidiaries, as defined by Rule 405 of the Rules and Regulations (each, a “Spectra Entity” and collectively, the “Spectra Entities”), has been duly formed or incorporated, as the case may be, and is validly existing in good standing under the laws of its respective jurisdiction of formation or incorporation, as the case may be, with all corporate, limited liability company or partnership, as the case may be, power and authority necessary to own or hold its properties and conduct the businesses in which it is engaged in each case in all material respects as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. Each Spectra Entity is duly registered or qualified to do business and is in good standing as a foreign corporation, limited liability company or limited partnership, as the case may be, in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification or registration, except where the failure to so qualify or register would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Spectra Entities taken as a whole (a “Material Adverse Effect”).

(k) Authority. Each of the Spectra Parties has all requisite power and authority to execute and deliver this Agreement and to perform its respective obligations hereunder, and the Spectra Parties have all requisite power and authority to execute and deliver the Base Indenture and the Supplemental Indenture and to perform their respective obligations thereunder. Spectra Energy and Spectra Capital have all requisite corporate or limited liability company power and authority to issue, sell and deliver the Guarantees and the Notes, respectively, in accordance with and upon the terms and conditions set forth in this Agreement, the Indenture, the Registration Statement, the Pricing Disclosure Package and Prospectus. All action required to be taken by the Spectra Parties or any of their security holders, partners or members for (i) the due and proper authorization, execution and delivery of this Agreement and the Indenture, (ii) the authorization, issuance, sale and delivery of the Securities and (iii) the consummation of the transactions contemplated hereby and thereby has been duly and validly taken.

(l) Ownership of Subsidiaries. All of the outstanding shares of capital stock, partnership interests or membership interests, as the case may be, of each subsidiary of Spectra Energy that is a Spectra Entity have been duly and validly authorized and issued, and are fully paid and non-assessable. Except as described in the Pricing Disclosure Package and the Prospectus, Spectra Energy, directly or indirectly, owns the shares of capital stock, partnership interests or membership interests in each such subsidiary free and clear of all liens, encumbrances (other than contractual restrictions on transfer contained in the applicable constituent documents), security interests, equities, charges, claims or restrictions upon voting or any other claim of any third party.

(m) Authorization, Execution and Delivery of Agreement. This Agreement has been duly authorized and validly executed and delivered by each of the Spectra Parties.

(n) Enforceability of Indenture. The execution and delivery of, and the performance by Spectra Capital and Spectra Energy of their respective obligations under, the Indenture have been duly and validly authorized by each of Spectra Capital and Spectra Energy, and the Base Indenture constitutes, and the Indenture, assuming due authorization, execution and delivery thereof by the Trustee, when executed and delivered by Spectra Capital and Spectra Energy, will constitute, a valid and legally binding agreement of Spectra Capital and Spectra Energy, enforceable against Spectra Capital and Spectra Energy in accordance with its terms; provided that, the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Indenture is duly qualified under the Trust Indenture Act.

(o) Valid Issuance of the Notes. The Notes have been duly authorized for issuance and sale to the Underwriters, and, when executed by Spectra Capital and authenticated by the Trustee in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will have been duly executed and delivered by Spectra Capital, and will constitute the valid and legally binding obligations of Spectra Capital entitled to the benefits of the Indenture and enforceable against Spectra Capital in accordance with their terms; provided that, the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(p) Valid Issuance of the Guarantees. The Guarantees to be endorsed on the Notes by Spectra Energy have been duly authorized on behalf of Spectra Energy and, on the Delivery Date, will have been duly executed and delivered by Spectra Energy; when the Notes have been issued, executed and authenticated in accordance with the Indenture, including endorsement of the Notes by Spectra Energy, and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, the Guarantees will constitute the valid and legally binding obligations of Spectra Energy entitled to the benefits of the Indenture and will be enforceable against Spectra Energy in accordance with their terms; provided that, the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(q) No Conflicts or Violations. None of the (i) offering, issuance and sale by the Spectra Parties of the Securities, (ii) the execution, delivery and performance of this Agreement, the Indenture and the Securities by the Spectra Parties or (iii) consummation of the transactions contemplated hereby and thereby (A) conflicts or will conflict with or constitutes or will constitute a violation of the certificate of limited partnership or agreement of limited partnership, certificate of formation or limited liability company agreement, certificate or articles of incorporation or bylaws or other organizational documents of any of the Spectra Entities, (B) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Spectra Entities is a party or by which any of them or any of their respective properties or assets may be bound, (C) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court, arbitrator or governmental agency or body having jurisdiction over any of the Spectra Entities or any of their respective properties or assets, or (D) results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Spectra Entities, which conflicts, breaches, violations, defaults or liens, in the case of clauses (B) or (D), would, individually or in the aggregate, have a Material Adverse Effect.

(r) No Consents. No permit, consent, approval, authorization, order, registration, filing or qualification (“consent”) of or with any court, governmental agency or body having jurisdiction over the Spectra Entities or any of their respective properties is required in connection with (i) the offering, issuance and sale by the Spectra Parties of the Securities in the manner contemplated in this Agreement and in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (ii) the execution, delivery and performance of this Agreement, the Indenture and the Securities by the Spectra Parties or (iii) the consummation by the Spectra Parties of the transactions contemplated by this Agreement, the Indenture and the Securities, except for (A) such consents required under the Securities Act, the Exchange Act, the Trust Indenture Act (all of which have been obtained) and state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters and (B) such consents that have been, or prior to the Delivery Date (as defined herein) will be, obtained.

(s) No Default. None of the Spectra Entities is (i) in violation of its certificate of limited partnership or agreement of limited partnership, certificate of formation or limited liability company agreement, certificate or articles of incorporation or bylaws or other organizational documents, (ii) in violation of any law, statute, ordinance, administrative or governmental rule or regulation applicable to it or of any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over it or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, or (iii) in breach, default (and no event that, with notice or lapse of time or both, would constitute such a default has occurred or is continuing) or violation in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which it is a party or by which it or any of its properties may be bound, which breach, default or violation, in the case of clause (ii) or (iii), would, if continued, have a Material Adverse Effect, or could materially impair the ability of any of the Spectra Entities to perform their obligations under this Agreement or the Indenture.

(t) Independent Registered Public Accounting Firm. Deloitte & Touche LLP is an independent registered public accounting firm with respect to the Spectra Parties within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission and the Public Company Accounting Oversight Board (United States) (the “PCAOB”).

(u) Financial Statements. The historical financial statements (including the related notes and supporting schedule) contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus (i) comply in all material respects with the applicable requirements under the Securities Act and the Exchange Act (except that certain supporting schedules are omitted), (ii) present fairly in all material respects the financial position, results of operations and cash flows of the entities purported to be shown thereby on the basis stated therein at the respective dates or for the respective periods, and (iii) have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied throughout the periods involved, except to the extent disclosed therein. The other financial information of the Spectra Parties and their subsidiaries, including non-GAAP financial measures, if any, contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus has been derived from the accounting records of the Spectra Parties and their subsidiaries, and fairly presents the information purported to be shown thereby. Nothing has come to the attention of any of the Spectra Entities that has caused them to believe that the statistical and market-related data included in the Registration Statement, the most recent Preliminary Prospectus and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

(v) No Distribution of Other Offering Materials. None of the Spectra Entities has distributed or, prior to the completion of the distribution of the Securities, will distribute, any offering material in connection with the offering and sale of the Securities other than the Registration Statement, any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus to which the Representatives have consented in accordance with 5(b) or 5(i) and the Issuer Free Writing Prospectus set forth on Schedule III hereto and any other materials, if any, permitted by the Securities Act, including Rule 134 of the Rules and Regulations.

(w) Conformity to Description of the Securities. The Securities, when issued and delivered against payment therefor as provided in this Agreement and in the Indenture, will conform in all material respects to the descriptions thereof contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(x) No Omitted Descriptions. There are no legal or governmental proceedings pending or, to the knowledge of the Spectra Parties, threatened or contemplated, against any of the Spectra Entities, or to which any of the Spectra Entities is a party, or to which any of their respective properties or assets is subject, that are required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Securities Act or the Rules and Regulations or the Exchange Act or the rules and regulations thereunder.

(y) Title to Properties. Each Spectra Entity has (i) good and indefeasible title to all its interests in its properties that are material to the operations of the Spectra Entities, taken as a whole, and (ii) good and marketable title in fee simple to, or valid rights to lease or otherwise use, all easements and rights of way necessary for the conduct of its business and its items of other real and personal property, in each case which are material to the business of the Spectra Entities taken as a whole, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except such as (A) do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Spectra Entities, (B) could not reasonably be expected to have a Material Adverse Effect or (C) are described, and subject to the limitations contained, in the Pricing Disclosure Package.

(z) Permits. Each of the Spectra Entities has such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities (“permits”) as are necessary to own or lease its properties and to conduct its business in the manner described in the Pricing Disclosure Package and the Prospectus, subject to such qualifications as may be set forth in the Pricing Disclosure Package and the Prospectus and except for such permits that, if not obtained, would not have, individually or in the aggregate, a Material Adverse Effect; each of the Spectra Entities has fulfilled and performed all its material obligations with respect to such permits in the manner described, and subject to the limitations contained in the Pricing Disclosure Package and the Prospectus, and no event has occurred that would prevent the permits from being renewed or reissued or that allows, or after notice or lapse of time would allow, revocation or termination thereof or results or would result in any impairment of the rights of the holder of any such permit, except for such non-renewals, non-issues, revocations, terminations and impairments that would not, individually or in the aggregate, have a Material Adverse Effect. None of the Spectra Entities has received notification of any revocation or modification of any such permit or has any reason to believe that any such permit will not be renewed in the ordinary course.

(aa) Accounting Controls. The Spectra Entities maintain systems of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with accounting principles generally accepted in the United States of America and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(bb) Environmental Compliance. Each Spectra Entity (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect. There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties), other than for which the Spectra Entities have reserved amounts reflected in the consolidated financial statements included or incorporated by reference in the Pricing Disclosure Package and the Prospectus, which would, singly or in the aggregate, have a Material Adverse Effect.

(cc) Investment Company. None of the Spectra Entities is now, or after sale of the Securities to be sold by the Spectra Parties hereunder and application of the net proceeds from such sale as described in the most recent Preliminary Prospectus under the caption “Use of Proceeds” will be, an “investment company” or a company “controlled by” an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(dd) No Stabilizing Transactions. None of Spectra Energy, Spectra Capital or any of their affiliates has taken, directly or indirectly, any action designed to or which has constituted or which would reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any securities of Spectra Energy or Spectra Capital to facilitate the sale or resale of the Securities.

(ee) Form S-3. The conditions for the use of Form S-3 by the Spectra Parties, as set forth in the General Instructions thereto, have been satisfied.

(ff) Disclosure Controls. Spectra Energy has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act) which (i) are designed to ensure that material information relating to Spectra Energy, including its consolidated subsidiaries, is made known to its principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated for effectiveness as of the end of the period covered by Spectra Energy’s most recent annual report filed with the Commission; and (iii) were effective at the time of such evaluation in achieving reasonable assurances that Spectra Energy’s desired control objectives as described in Item 9A of Spectra Energy’s Annual Report on Form 10-K for the year ended December 31, 2007 (the “2007 Annual Report”) have been met.

(gg) No Deficiency in Internal Controls. Based on the evaluation of its internal controls and procedures conducted in connection with the preparation and filing of the 2007 Annual Report, Spectra Energy is not aware of (i) any significant deficiencies or material weaknesses in the design or operation of its internal controls over financial reporting (as defined in Rule 13a-15(f) and 15d-15(f) under the Exchange Act) that are likely to adversely affect Spectra Energy’s ability to record, process, summarize and report financial data; or (ii) any fraud, whether or not material, that involves management or other employees who have a role in Spectra Energy’s internal controls over financial reporting.

(hh) Sarbanes-Oxley Act. Spectra Energy is in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002.

(ii) Rating of Notes. In accordance with Rule 2720(c)(3)(C) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”), the Notes have been rated in an investment grade category by Moody’s Investors Service and Standard & Poor’s Ratings Services.

Any certificate signed by any officer of a Spectra Party and delivered to the Representatives or counsel for the Underwriters pursuant to this Agreement shall be deemed a representation and warranty by the Spectra Party signatory thereto, as to the matters covered thereby, to each Underwriter.

2. Purchase and Sale of the Notes. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, Spectra Capital agrees to issue and sell the Notes to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase the principal amount of Notes from Spectra Capital set forth opposite that Underwriter’s name in Schedule I hereto at a price equal to 99.172% of the principal amount thereof plus accrued interest, if any, from the Delivery Date. Spectra Capital shall not be obligated to deliver any of the Notes except upon payment for all the Notes to be purchased as provided herein.

3. Offering of Securities by the Underwriters. Spectra Capital understands that the Underwriters intend to make a public offering of the Notes as soon after the effectiveness of this Agreement as in the judgment of the Representatives is advisable, and initially to offer the Notes on the terms and conditions set forth in the Pricing Disclosure Package and the Prospectus.

4. Delivery of and Payment for the Notes. Delivery of and payment for the Notes shall be made at the office of Skadden, Arps, Slate, Meagher & Flom LLP, Houston, Texas, at 10:00 A.M., New York City time, on April 10, 2008 or such other date and time and place as shall be determined by agreement between the Underwriters and the Spectra Parties (such date and time of delivery and payment for the Notes being herein called the “Delivery Date”). Payment for the Notes shall be made by wire transfer in immediately available funds to the account(s) specified by the Spectra Parties to the Representatives against delivery to the nominee of The Depository Trust Company, for the account of the Underwriters, of one or more global notes representing the Securities (collectively, the “Global Note”), with any transfer taxes payable in connection with the sale of the Notes duly paid by Spectra Capital.

5. Further Agreements of the Parties.

(a) Preparation of Prospectus and Registration Statement. Each of the Spectra Parties covenants and agrees with the Underwriters (i) to prepare the Prospectus in a form approved by the Underwriters and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than Commission’s close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; (ii) to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein;

(iii) to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriters with copies thereof; (iv) to advise the Underwriters promptly after it receives notice thereof of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and (v) in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.

(b) Final Term Sheet and Issuer Free Writing Prospectuses. Each of the Spectra Parties covenants and agrees with the Underwriters (i) to prepare a final term sheet, containing solely a description of final terms of the Securities and the offering thereof, in the form approved by the Representatives and attached as Schedule III hereto, and to file such term sheet pursuant to Rule 433 under the Securities Act within the time required by such Rule; and (ii) not to make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives.

(c) Copies of Registration Statements. Each of the Spectra Parties covenants and agrees with the Underwriters to furnish promptly to the Underwriters and to counsel for the Underwriters, upon request, a signed copy or conformed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

(d) Exchange Act Reports. Each of the Spectra Parties covenants and agrees with the Underwriters to file promptly all reports and any definitive proxy or information statements required to be filed by Spectra Energy or, if any, Spectra Capital, with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities.

(e) Copies of Documents to the Underwriters. Each of the Spectra Parties covenants and agrees with the Underwriters to deliver promptly to the Underwriters such number of the following documents as the Underwriters shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits), (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus, (iii) each Issuer Free Writing Prospectus and (iv) any document incorporated by reference in any Preliminary Prospectus or the Prospectus; and, if the delivery of a prospectus is required at any time after the date hereof in connection with the offering or sale of the Notes or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such

Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act or with a request from the Commission, to notify the Underwriters immediately thereof and to promptly prepare and, subject to Section 5(f) hereof, file with the Commission an amended Prospectus or supplement to the Prospectus which will correct such statement or omission or effect such compliance.

(f) Filing of Amendment or Supplement. Each of the Spectra Parties covenants and agrees with the Underwriters (i) to file promptly with the Commission any amendment to the Registration Statement or new registration statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of Spectra Energy, Spectra Capital or the Underwriters, be required by the Securities Act or the Exchange Act or requested by the Commission; (ii) if at any time when Notes remain unsold by the Underwriters any Spectra Party receives from the Commission a notice pursuant to Rule 401(g)(2) under the Securities Act or otherwise ceases to be eligible to use the automatic shelf registration statement form, to promptly notify the Representatives thereof; (iii) prior to filing with the Commission any amendment to the Registration Statement or new registration statement or supplement to the Prospectus, any document incorporated by reference in the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Underwriters and counsel for the Underwriters and not to file any such document to which the Underwriters shall reasonably object after having been given reasonable notice of the proposed filing thereof unless Spectra Energy or Spectra Capital is required by law to make such filing; and (iv) use its reasonable best efforts to cause any such amendment to the Registration Statement or new registration statement to be declared effective as soon as practicable (if such filing is not otherwise effective immediately pursuant to Rule 462 under the Act). References herein to the Registration Statement shall include any new registration statement filed in accordance with this Section 5(f).

(g) Reports to Security Holders. Each of the Spectra Parties covenants and agrees with the Underwriters to make generally available to Spectra Energy’s and Spectra Capital’s security holders, as soon as practicable after the Delivery Date, an earnings statement of Spectra Energy and its subsidiaries covering (i) a twelve-month period beginning not later than the first day of Spectra Energy’s fiscal quarter next following the latest Effective Date of the Registration Statement and (ii) a twelve-month period beginning not later than the first day of Spectra Energy’s fiscal quarter next following the date of this Agreement (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of Spectra Energy, Rule 158).

(h) Blue Sky Laws. Each of the Spectra Parties covenants and agrees with the Underwriters promptly to take from time to time such actions as the Underwriters may reasonably request to qualify the Securities for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters may designate and to continue such qualifications in effect for so long as required for the resale of the Securities; and to arrange for the determination of the eligibility for investment of the Securities under the laws of such jurisdictions as the Underwriters may reasonably request; provided that no Spectra Entity shall be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction.

(i) Retention of Issuer Free Writing Prospectuses. Each of the Spectra Parties covenants and agrees with the Underwriters to retain in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses not required to be filed pursuant to the Rules and Regulations; and if at any time after the date hereof and prior to the Delivery Date, any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or, when considered together with the most recent Preliminary Prospectus, would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Representatives and, upon their reasonable request or as required by the Rules and Regulations, to file such document and to prepare and furnish without charge to each Underwriter as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance.

(m) Stabilization. Each of the Spectra Parties covenants and agrees with the Underwriters to not directly or indirectly take any action designed to or which constitutes or which might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of Spectra Energy or Spectra Capital to facilitate the sale or resale of the Securities.

6. Expenses. Spectra Energy and Spectra Capital agree to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Securities and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of printing and distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), the Prospectus and any amendment or supplement to the Prospectus, and the Pricing Disclosure Package, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement, any underwriting and selling group documents and any other related documents in connection with the offering, purchase, sale and delivery of the Securities; (e) the filing fees incident to securing the review, if applicable, by FINRA of the terms of sale of the Securities; (f) any applicable listing or other similar fees; (g) the fees and expenses of preparing, printing and distributing a Blue Sky Memorandum (including related reasonable fees and expenses of counsel to the Underwriters); (h) any fees charged by rating agencies for rating the Securities; (i) the fees and expenses of the Trustee and paying agent (including related fees and expenses of any counsel to such parties); (j) the costs and expenses of the Spectra Parties relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of Spectra Energy, travel and lodging expenses of the representatives and officers of the Spectra Parties and any such consultants; and (k) all other costs and expenses incident to the performance of the obligations of the Spectra Parties under this Agreement; provided that, except as provided in this Section 6 and in Section 12 hereof, the Underwriters shall pay their own costs and expenses, including the costs and expenses of its counsel, any transfer taxes on the Notes which it may sell and the expenses of advertising any offering of the Securities made by the Underwriters.

7. Conditions of Underwriters’ Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, on the date hereof, at the Applicable Time and on the Delivery Date, of the representations and warranties of the Spectra Parties contained herein, to the accuracy of the statements of the Spectra Parties and their officers made in any certificates delivered pursuant hereto, to the performance by each of the Spectra Parties of its obligations hereunder and to each of the following additional terms and conditions:

(a) The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a) of this Agreement; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectuses or any Issuer Free Writing Prospectuses or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with to the reasonable satisfaction of the Underwriters; and the Commission shall not have notified Spectra Energy or Spectra Capital of any objection to the use of the form of the Registration Statement.

(b) The Spectra Parties shall have furnished to the Underwriters or their counsel all documents and information that they or their counsel may reasonably request.

(c) Skadden, Arps, Slate, Meagher & Flom LLP shall have furnished to the Underwriters its written opinion, as counsel for the Spectra Parties, addressed to the Underwriters and dated the Delivery Date, in form and substance satisfactory to the Underwriters, substantially to the effect set forth in Exhibit A hereto.

(d) William S. Garner, Jr., Esq., shall have furnished to the Underwriters his written opinion, as General Counsel of Spectra Energy, addressed to the Underwriters and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriters, substantially to the effect set forth in Exhibit B hereto.

(e) The Underwriters shall have received from Baker Botts L.L.P., counsel for the Underwriters, such opinion or opinions, dated the Delivery Date, with respect to such matters as the Underwriters may reasonably require, and the Spectra Parties shall have furnished to such counsel such documents and information as they may reasonably request for the purpose of enabling them to pass upon such matters.

(f) At the time of execution of this Agreement, the Underwriters shall have received from Deloitte & Touche LLP a letter or letters, in form and substance satisfactory to the Underwriters, addressed to the Underwriters and dated the date hereof, each (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act and are in compliance with the applicable rules and regulations thereunder adopted by the Commission and the PCAOB, and (ii) stating that, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Pricing Disclosure Package and the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(g) With respect to the letter or letters of Deloitte & Touche LLP referred to in the preceding paragraph and delivered to the Underwriters concurrently with the execution of this Agreement (the “initial letters”), such accounting firm shall have furnished to the Underwriters a letter (the “bring-down letter”) of Deloitte & Touche LLP, addressed to the Underwriters and dated the Delivery Date, (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act and are in compliance with the applicable rules and regulations thereunder adopted by the Commission and the PCAOB, (ii) stating that, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letters and (iii) confirming in all material respects the conclusions and findings set forth in the initial letters.

(h) The Spectra Parties shall have furnished to the Underwriters certificates, dated the Delivery Date, of the chief executive or financial officer and one other executive officer of Spectra Energy and the principal executive or financial officer of Spectra Capital, respectively, stating that: (i) as of the Delivery Date, the representations and warranties of the Spectra Parties in this Agreement are true and correct; (ii) the Spectra Parties have complied with all their agreements contained herein and satisfied all conditions on their part to be performed or satisfied hereunder on or prior to the Delivery Date; (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the best of such officer’s knowledge, are threatened; and (iv) since the date of the most recent financial statements included or incorporated by reference in the Prospectus, there has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), results of operations, business or prospects of the Spectra Entities, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Pricing Disclosure Package.

(i) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Delivery Date, prevent the issuance or sale of the Securities; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Delivery Date which would prevent the issuance or sale of the Securities.

(j) Except as described in the Pricing Disclosure Package and the Prospectus, since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package and the Prospectus, there shall not have been any change in the capital or long-term debt of Spectra Energy, Spectra Capital or any of their subsidiaries or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, stockholders’ equity, properties, management, business or prospects of Spectra Energy and its subsidiaries taken as a whole, the effect of which is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered on the Delivery Date on the terms and in the manner contemplated in the Pricing Disclosure Package and the Prospectus.

(k) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in any securities of Spectra Energy or Spectra Capital shall have been suspended by the Commission or the New York Stock Exchange, (ii) trading in securities generally on the New York Stock Exchange or the American Stock Exchange shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on the New York Stock Exchange, (iii) a banking moratorium shall have been declared by federal or New York State authorities, (iv) a material disruption in commercial banking or clearance services in the United States, (v) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (vi) a calamity or crisis the effect of which on the financial markets is such as to make it, in the sole judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Securities being delivered on the Delivery Date on the terms and in the manner contemplated in the Pricing Disclosure Package and the Prospectus.

(l) Subsequent to the execution and delivery of this Agreement, if any debt securities of the Spectra Entities are rated by any “nationally recognized statistical rating organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations, (i) no downgrading shall have occurred in the rating accorded such debt securities (including the Securities) and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any securities of any of the Spectra Entities.

All such opinions, certificates, letters and documents mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to the Underwriters and to counsel for the Underwriters.

8. Indemnification and Contribution.

(a) Each of the Spectra Parties, jointly and severally, agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of any Underwriter and each person who controls any Underwriter within the meaning of either the Securities Act or the Exchange Act from and against any and all losses, claims, damages or liabilities, joint or several, to which that Underwriter, director, officer, employee or contesting person may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, the Pricing Disclosure Package, any Issuer Free Writing Prospectus or in any amendment or supplement thereto, or (ii) the omission or the alleged omission to state in the

Registration Statement, any Preliminary Prospectus, the Prospectus, the Pricing Disclosure Package, any Issuer Free Writing Prospectus or in any amendment or supplement thereto any material fact required to be stated therein or necessary to make the statements therein not misleading; and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Spectra Parties will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Spectra Parties by the Underwriters through the Representatives specifically for inclusion therein, which information consists solely of the information specified in Section 8(b). This indemnity agreement will be in addition to any liability which the Spectra Parties may otherwise have.

(b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless each Spectra Party, the respective directors of the Spectra Parties, the respective officers of the Spectra Parties who signed the Registration Statement, and each person who controls the Spectra Parties within the meaning of either the Securities Act or the Exchange Act to the same extent as the foregoing indemnity from the Spectra Parties to the Underwriters, but only with reference to written information relating to the Underwriters furnished to the Spectra Parties by the Underwriters through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity; and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which the Underwriters may otherwise have. The Spectra Parties acknowledge that the statements set forth in the most recent Preliminary Prospectus and the Prospectus: (A) the names of the Underwriters, (B) the last paragraph of the cover page regarding delivery of the Notes and (C) under the heading “Underwriting,” (1) the sentence relating to concessions in the second paragraph under the heading “Commissions and Expenses,” (2) the second sentence in the third paragraph under the heading “Commissions and Expenses,” and (3) the fourth, fifth and sixth paragraphs under the heading “Commissions and Expenses,” constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectuses or in any amendment or supplement thereto.

(c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantive rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the reasonable fees, costs and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified parties from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the third sentence of this paragraph (c), the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not contain any statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

(d) In the event that the indemnity provided in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Spectra Parties and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively, the “Losses”) to which the Spectra Parties and the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Spectra Parties on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall (i) any Underwriter be responsible for any amount in excess of the amount by which the total price of the Notes underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Spectra Parties and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Spectra Parties on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Spectra Parties shall be deemed to be equal to the total net proceeds from the Offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Spectra Parties on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Spectra Parties and each of the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls any Underwriter within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of any Underwriter shall have the same rights to contribution as the Underwriters, and each person who controls the Spectra Parties within the meaning of either the Securities Act or the Exchange Act, each officer of the Spectra Parties who shall have signed the Registration Statement and each director of the Spectra Parties shall have the same rights to contribution as the Spectra Parties, subject in each case to the applicable terms and conditions of this paragraph (d).

9. No Fiduciary Duty. Each Spectra Party hereby acknowledges that each Underwriter is acting solely as an underwriter in connection with the purchase and sale of the Securities. Each Spectra Party further acknowledges that each Underwriter is acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s-length basis and in no event do the parties intend that each Underwriter acts or be responsible as a fiduciary or financial advisor to any of the Spectra Entities, their management, unitholders, creditors or any other person in connection with any activity that each Underwriter may undertake or have undertaken in furtherance of the purchase and sale of the Securities, either before or after the date hereof. Each Underwriter hereby expressly disclaims any fiduciary, agency, advisory or similar obligations to any of the Spectra Entities, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and Spectra Parties hereby confirm their understanding and agreement to that effect. The Spectra Parties and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Underwriters to any of the Spectra Entities regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Securities, do not constitute advice or recommendations to any of the Spectra Entities. Each Spectra Party hereby waives and releases, to the fullest extent permitted by law, any claims that any Spectra Party may have against each Underwriter with respect to any breach or alleged breach of any fiduciary, agency, advisory or similar duty to any of the Spectra Entities in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

10. Defaulting Underwriters. If, on the Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the principal amount of the Notes that the defaulting Underwriter agreed but failed to purchase on the Delivery Date in the respective proportions which the principal amount of the Notes set forth opposite the name of each remaining non-defaulting Underwriter in Schedule I hereto bears to the aggregate principal amount of the Notes set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule I hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Notes on the Delivery Date if the aggregate principal amount of the Notes that the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 10% of the aggregate principal amount of the Notes to be purchased on the Delivery Date, and any remaining non-defaulting Underwriters shall not be obligated to purchase more than 110% of the principal amount of the Notes that it agreed to purchase on the Delivery Date pursuant to the terms of Section 2. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, the aggregate principal amount of the Notes to be purchased on the Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the Notes that the defaulting Underwriter or Underwriters agreed but failed to purchase on the Delivery Date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriters or the Spectra Parties, except that the Spectra Parties will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 12. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule I hereto that, pursuant to this Section 10, purchases Notes that a defaulting Underwriter agreed but failed to purchase.

Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Spectra Parties for damages caused by its default. If other Underwriters are obligated or agree to purchase the Notes of a defaulting or withdrawing Underwriter, either the Representatives or the Spectra Parties may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Spectra Parties or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

11. Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by Spectra Energy prior to delivery of and payment for the Notes if, prior to that time, any of the events described in Sections 7(j), 7(k) or 7(l) shall have occurred or if the Underwriters shall decline to purchase the Notes for any reason permitted under this Agreement.

12. Reimbursement of Underwriters’ Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because of any termination pursuant to Section 7(j) or

7(k) hereof or because of any refusal, inability or failure on the part of any Spectra Party to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Underwriters, the Spectra Parties will reimburse the Underwriters, severally through the Representatives, on demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by the Underwriters in connection with the proposed purchase and sale of the Securities. If this Agreement is terminated pursuant to Section 10 hereof by reason of the default of one or more of the Underwriters, the Spectra Parties shall not be obligated to reimburse any defaulting Underwriter on account of such Underwriter’s expenses.

13. Research Analyst Independence. Each of the Spectra Parties acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to each of the Spectra Parties and/or the offering that differ from the views of their respective investment banking divisions. Each of the Spectra Parties hereby waives and releases, to the fullest extent permitted by law, any claims that the Spectra Parties may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Spectra Parties by such Underwriters’ investment banking divisions. Each of the Spectra Parties acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

14. Issuer Information. Each Underwriter severally agrees that such Underwriter, without the prior written consent of Spectra Energy, has not used or referred to publicly and shall not use or refer to publicly any “free writing prospectus” (as defined in Rule 405) required to be filed by the Spectra Parties with the Commission or retained by the Spectra Parties under Rule 433, other than a free writing prospectus containing the information contained in the final term sheet prepared and filed pursuant to Section 5(b) of this Agreement; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule II hereto and any electronic road show. Any such free writing prospectus consented to by the Representatives or the Spectra Parties is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Spectra Parties agree that (x) they have treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) they have complied and will comply, as the case may be, with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

15. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a) if to the Underwriters, shall be delivered or sent by mail or facsimile transmission to (i) Banc of America Securities LLC, West 57th Street, 27th Floor, New York, NY 10019,

Attention: High Grade Debt Capital Markets Transaction Management (Fax: (212) 901-7881); (ii) Deutsche Bank Securities Inc., 60 Wall Street, 3rd Floor, New York, NY 10005, Attention: Debt Capital Markets—Syndicate Desk (Fax: (212) 797-2202); and (iii) Greenwich Capital Markets, Inc., 600 Steamboat Road, Greenwich, CT 06830, Attention: Debt Capital Markets Syndicate (Fax: (203) 422-4534).

(b) if to the Spectra Parties, shall be delivered or sent by mail or facsimile transmission to 5400 Westheimer Ct., Houston, Texas 77056; Attention: Treasurer; (Fax: (713) 989-1717);

provided, however, that any notice to any Underwriter pursuant to Section 8(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriters at its address set forth in its acceptance telex to the Underwriters, which address will be supplied to any other party hereto by the Underwriters upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

The Spectra Parties shall be entitled to rely upon any request, notice, consent or agreement given or made by the Representatives on behalf of the Underwriters.

16. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Spectra Parties and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except as provided in Section 8 with respect to affiliates, officers, directors, employees, representatives, agents and controlling persons of Spectra Energy, Spectra Capital and the Underwriters. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 16, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

17. Survival. The respective indemnities, representations, warranties and agreements of the Spectra Parties and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement or any certificate delivered pursuant hereto, shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them.

18. Definition of the Terms “Business Day,” “Affiliate” and “Subsidiary”. For purposes of this Agreement, (a) “business day” means any day on which the New York Stock Exchange, Inc. is open for trading and (b) “affiliate” and “subsidiary” have their respective meanings set forth in Rule 405 of the Rules and Regulations.

19. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

20. Jurisdiction; Venue. The parties hereby consent to (i) nonexclusive jurisdiction in the courts of the State of New York located in The City and County of New York or in the United States District Court for the Southern District of New York, (ii) nonexclusive personal service with respect thereto, and (iii) personal jurisdiction, service and venue in any court in which any claim arising out of or in any way relating to this Agreement is brought by any third party against the Underwriters or any indemnified party. Each of the parties (on its behalf and, to the extent permitted by applicable law, on behalf of its limited partners and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The parties agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the parties and may be enforced in any other courts to the jurisdiction of which the parties is or may be subject, by suit upon such judgment.

21. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

22. Amendments. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

23. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing correctly sets forth the agreement among the Spectra Parties and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

SPECTRA ENERGY CAPITAL, LLC

By:	/s/ Greg Ebel
Name:
Title:

SPECTRA ENERGY CORP

By:	/s/ Greg Ebel
Name:
Title:

For themselves and as Representatives

of the several Underwriters named

in Schedule I hereto.

By: BANC OF AMERICA SECURITIES LLC

By:	/s/ Lily Chang
Name:	Lily Chang
Title:	Principal

By: DEUTSCHE BANK SECURITIES INC.

By:	/s/ Dean Bellissimo
Name:	Dean Bellissimo
Title:	Managing Director

By:	/s/ Ryan Montgomery
Name:	Ryan Montgomery
Title:	Director

By: GREENWICH CAPITAL MARKETS, INC.

By:	/s/ Okwudiri Onyedum
Name:	Okwudiri Onyedum
Title:	Senior Vice President

Schedule I

Underwriters	Principal Amount of the Notes to be Purchased
Banc of America Securities LLC	$110,000,000
Deutsche Bank Securities Inc.	$110,000,000
Greenwich Capital Markets, Inc.	$110,000,000
Barclays Capital Inc.	$42,500,000
KeyBanc Capital Markets Inc.	$42,500,000
Lazard Capital Markets LLC	$42,500,000
UBS Securities LLC	$42,500,000
TOTAL	$500,000,000

Schedule I

Schedule II

1. Term Sheet prepared and filed pursuant to Section 5(b) of this Agreement.

Schedule II

Schedule III

Final Term Sheet

Filed Pursuant to Rule 433

Registration No. 333-141982

April 7, 2008

Spectra

Energy

Issuer	Spectra Energy Capital, LLC
Security	6.20% Senior Notes due 2018
Ratings (Moody’s / S&P)	Baa1 (Stable) / BBB (Stable)
Guarantee	Fully and unconditionally guaranteed by Spectra Energy Corp
Amount	$500,000,000
Type	SEC Registered
Trade Date	April 7, 2008
Settlement Date (T+3)	April 10, 2008
Maturity	April 15, 2018
Coupon Payment Dates	Semi-annual payments on April 15 and October 15 of each year, beginning October 15, 2008
Coupon Record Dates	Semi-annual on April 1 and October 1
Call Structure	Make-whole call at T + 40 bps
Benchmark	UST 3.500% due 2/15/2018
Benchmark Price	99-12+
Benchmark Yield	3.574%
Reoffer Spread	+ 265 bps
Reoffer Yield	6.224%
Coupon	6.200%
Price	99.822%
Gross Spread (%)	0.650%
Gross Spread ($)	$3,250,000
Net Proceeds (%)	99.172%
Net Proceeds ($)	$495,860,000
Joint Bookrunners	Banc of America Securities LLC (22.0%) Deutsche Bank Securities Inc. (22.0%) Greenwich Capital Markets, Inc. (22.0%)
Co-managers	Barclays Capital Inc. (8.5%) KeyBanc Capital Markets Inc. (8.5%) Lazard Capital Markets LLC (8.5%) UBS Securities LLC (8.5%)

Schedule III

CUSIP	84755TAA5
ISIN	US84755TAA51

BankofAmerica	Deutsche Bank	RBS Greenwich Capital

Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.

You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Banc of America Securities LLC toll-free at 1-800-294-1322 or by email at prospectus_distribution@bofasecurities.com; Deutsche Bank Securities Inc. toll-free at 1-800-503-4611 or by email at prospectusrequest@list.db.com; or Greenwich Capital Markets, Inc. toll-free at 1-866-884-2071 or by email at offeringmaterials@rbsgc.com.

Schedule III

EXHIBIT A

FORM OF ISSUER’S COUNSEL OPINION

1. The Notes have been duly authorized and executed by Spectra Capital, and when duly authenticated by the Trustee and issued and delivered by Spectra Capital against payment therefor in accordance with the terms of the Underwriting Agreement and the Indenture, the Notes will constitute valid and binding obligations of Spectra Capital entitled to the benefits of the Indenture, and enforceable against Spectra Capital in accordance with their terms.

2. The Guarantee by Spectra Energy has been duly authorized and endorsed on the Notes by Spectra Energy and when the Notes are duly authenticated by the Trustee and issued and delivered by Spectra Capital against payment therefor in accordance with the terms of the Underwriting Agreement and the Indenture, the Guarantee will constitute the valid and binding obligation of Spectra Energy, enforceable against Spectra Energy in accordance with its terms.

3. The Indenture has been duly authorized, executed and delivered by Spectra Capital and Spectra Energy, and is a valid and binding agreement of each of Spectra Capital and Spectra Energy, enforceable against each of Spectra Capital and Spectra Energy in accordance with its terms.

4. The Underwriting Agreement has been duly authorized, executed and delivered by each of Spectra Capital and Spectra Energy.

5. The Company has the limited liability company power and authority to execute and deliver each of the Underwriting Agreement, the Notes and the Indenture and to consummate the transactions contemplated thereby.

6. Spectra Energy has the corporate power and authority to execute and deliver each of the Underwriting Agreement and the Indenture, and endorse the Guarantee on the Notes, and to consummate the transactions contemplated thereby.

7. The execution and delivery by Spectra Capital of the Underwriting Agreement, the Notes and the Indenture (collectively with the Guarantee, the “Transaction Documents”) and the consummation by Spectra Capital of the transactions contemplated thereby, including the issuance and sale of the Securities, will not (i) conflict with the certificate of formation or the limited liability company agreement of Spectra Capital (the “Spectra Capital Governing Documents”) or the amended and restated certificate of incorporation of Spectra Energy or the amended and restated bylaws of Spectra Energy (the “Spectra Energy Governing Documents”), (ii) constitute a violation of, or a breach or default under, the terms of any Applicable Contract or (iii) to the best of such counsel’s knowledge, violate or conflict with, or result in any contravention of, any Applicable Law. Such counsel need not express any opinion, however, as to whether the execution, delivery or performance by Spectra Capital of its obligations under the Underwriting Agreement or the Indenture will constitute a violation of, or a default under, any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of Spectra Energy, or any of its subsidiaries, including Spectra Capital or any of its subsidiaries. As used herein, (i) “Applicable Contracts” means those agreements or instruments identified in Schedule B to such opinion, and (ii) “Applicable

Laws” means the Limited Liability Company Act of the State of Delaware, the General Corporation Law of the State of Delaware and those laws, rules and regulations of the States of Delaware and New York and those federal laws, rules and regulations of the United States of America, in each case that, in such counsel’s experience, are normally applicable to transactions of the type contemplated by the Underwriting Agreement and the other Transaction Documents (other than the United States federal securities laws, state securities or blue sky laws, antifraud laws and the rules and regulations of the Financial Industry Regulatory Authority, Inc.), but without such counsel’s having made any special investigation as to the applicability of any specific law, rule or regulation.

8. The execution and delivery by Spectra Energy of the Underwriting Agreement, the Guarantee and the Indenture and the consummation by Spectra Energy of the transactions contemplated thereby, including the issuance and sale of the Securities, will not (i) conflict with the Spectra Energy Governing Documents or the Spectra Capital Governing Documents, (ii) constitute a violation of, or a breach or default under, the terms of any Applicable Contract or (iii) to the best of such counsel’s knowledge, violate or conflict with, or result in any contravention of, any Applicable Law. Such counsel need not express any opinion, however, as to whether the execution, delivery or performance by Spectra Energy of its obligations under the Indenture will constitute a violation of, or a default under, any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of Spectra Energy or any of its subsidiaries, including Spectra Capital or any of its subsidiaries.

9. No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for, the execution or delivery of the Underwriting Agreement, the Indenture or the Notes by Spectra Capital or the consummation by Spectra Capital of the transactions contemplated thereby. As used herein, (i) “Governmental Approval” means any consent, approval, license, authorization or validation of, or filing, qualification or registration with, any Governmental Authority required to be made or obtained by Spectra Capital or Spectra Energy pursuant to Applicable Laws, other than any consent, approval, license, authorization, validation, filing, qualification or registration that may have become applicable as a result of the involvement of any party (other than either of Spectra Capital or Spectra Energy) in the transactions contemplated by the Underwriting Agreement and the other Transaction Documents or because of such parties’ legal or regulatory status or because of any other facts specifically pertaining to such parties, and (ii) “Governmental Authorities” means any court, regulatory body, administrative agency or governmental body of the State of Delaware and New York or the United States of America having jurisdiction over Spectra Capital and Spectra Energy under Applicable Laws.

10. No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for, the execution or delivery of the Underwriting Agreement and the Indenture, or the endorsement of the Guarantee on the Notes, by Spectra Energy or the consummation by Spectra Energy of the transactions contemplated thereby.

11. Neither Spectra Energy nor Spectra Capital is and, solely after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the

Pricing Disclosure Package, neither Spectra Energy nor Spectra Capital will be subject to registration and regulation as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

12. The statements (i) in the Prospectus under the captions “Description of the Notes” and “Description of the Senior Notes,” insofar as such statements purport to summarize certain provisions of the Indenture and the Securities, fairly summarize such provisions in all material respects, except for the statements under the captions “Book-Entry Delivery and Settlement” and “Book-Entry Debt Securities,” and (ii) in the Prospectus under the caption “Underwriting,” insofar as such statements purport to summarize certain provisions of the Underwriting Agreement, fairly summarize such provisions in all material respects.

13. Although the discussion set forth in the Prospectus under the heading “Certain United States Federal Income Tax Considerations for Non-U.S. Holders” does not purport to discuss all possible U.S. federal income tax considerations of the acquisition, ownership and disposition of the Notes to Non-U.S. Holders (as defined in the Prospectus), such discussion constitutes, in all material respects, a fair and accurate summary of the U.S. federal income tax considerations of the acquisition, ownership and disposition of the Notes to Non-U.S. Holder (as defined in the Prospectus).

Such counsel shall state that they have participated in conferences with officers and other representatives of Spectra Capital and Spectra Energy, representatives of the independent registered public accountants of Spectra Energy and representatives of the Underwriters and the Underwriters’ counsel, Baker Botts L.L.P., at which the contents of the Registration Statement and the Prospectus, the Pricing Disclosure Package and related matters were discussed. Such counsel may state that they did not participate in the preparation of the reports filed by Spectra Energy and identified in such opinion that are incorporated by reference in the Registration Statement and the Prospectus but have, however, reviewed such documents and discussed the business and affairs of Spectra Capital and Spectra Energy with officers and other representatives of Spectra Capital and Spectra Energy. Although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement, the Prospectus or the Pricing Disclosure Package and have made no independent check or verification thereof (except to the limited extent referred to in paragraphs 12 and 13 above, such counsel shall state that, on the basis of the foregoing, (i) the Registration Statement, at the Applicable Time, and the Prospectus, as of its date, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the Rules and Regulations (except that in each case such counsel need not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom or the Statement of Eligibility on Form T-1 (the “Form T-1”)) and (ii) no facts have come to such counsel’s attention that have caused it to believe that the Registration Statement, at the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the Delivery Date contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that in each case such counsel need not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom or the statement contained in the exhibits to the Registration Statement, including the Form T-1). In addition, on the basis of the foregoing, such counsel shall state that no facts have come to such counsel’s attention that have caused it to believe that the Pricing Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need not express any view as to the financial statements, schedules and other financial information included or incorporated by reference therein or excluded therefrom or the statements contained in the exhibits to the Registration Statement, including the Form T-1).

In addition, based on the foregoing, such counsel shall confirm that (i) the Prospectus has been filed with the Commission within the time period required by Rule 424 of the Rules and Regulations and (ii) any required filing of Issuer Free Writing Prospectuses pursuant to Rule 433 of the Rules and Regulations has been filed with the Commission within the time period required by Rule 433(d) of the Rules and Regulations.

Such counsel shall also state that, assuming the accuracy of the representations and warranties of Spectra Capital and Spectra Energy set forth in Section 1(a) of the Underwriting Agreement, the Registration Statement became effective upon filing with the Commission pursuant to Rule 462 of the Securities Act and, pursuant to Section 309 of the Trust Indenture Act, the Indenture has been qualified under the Trust Indenture Act, and such counsel has been orally advised by the Commission that no stop order suspending the effectiveness of the Registration Statement has been issued and, to such counsel’s knowledge, no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

EXHIBIT B

FORM OF GENERAL COUNSEL’S OPINION

1. Each of Spectra Energy and Spectra Capital has been duly incorporated or formed, is validly existing as a corporation or limited liability company in good standing under the laws of the State of Delaware, has the corporate or limited liability company power and authority to own its property and to conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect.

2. Each subsidiary of Spectra Energy (other than Spectra Capital) has been duly incorporated or formed, is validly existing as a limited partnership, limited liability company or corporation, as applicable, in good standing under the laws of the jurisdiction of its incorporation or formation, has the corporate or other entity power and authority to own its property and to conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect. All of the issued shares of capital stock or other equity interests of each subsidiary of Spectra Energy (other than Spectra Capital) have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by Spectra Energy, free and clear of all liens, encumbrances, equities or claims, except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

3. None of the offering, issuance or sale by any Spectra Party of the Securities or the execution and delivery by any Spectra Party of, and the performance by any Spectra Party of its obligations under, the Underwriting Agreement, the Indenture and the Securities will (i) conflict with the certificate of limited partnership or agreement of limited partnership, certificate of formation or limited liability company agreement, certificate or articles of incorporation or bylaws or other organizational documents of any of the Spectra Entities (other than the Spectra Parties), (ii) constitute a violation of, or a breach or default under, the terms of any agreement or other instrument binding upon Spectra Energy or any of its subsidiaries or any of their assets or properties, (iii) result, to the knowledge of such counsel, in any violation of any judgment, order, decree, injunction, law, rule or regulation of any court, arbitrator or governmental agency or body having jurisdiction over Spectra Energy or any of its subsidiaries or any of their assets or properties, or (iv) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Spectra Energy or any of its subsidiaries, which violations, breaches, defaults or liens in the case of clauses (ii) and (iv) would, individually or in the aggregate, have a Material Adverse Effect. No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by any Spectra Party of its obligations under the Underwriting Agreement, the Indenture or the Securities, except such as may be required by federal or state securities or Blue Sky laws in connection with the offer and sale of the Securities.

B-1

4. After due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which Spectra Energy or any of its subsidiaries is a party or to which any of the properties of Spectra Energy or any of its subsidiaries is subject that is required to be disclosed in the Pricing Disclosure Package or the Prospectus and is not so disclosed and (b) there are no agreements, contracts or other documents to which Spectra Energy or any of its subsidiaries is a party that are required to be described in the Pricing Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

5. The statements relating to legal matters, included in Item 1 of the 2007 Annual Report under the caption “Business—Regulation” and “Business—Environmental Matters”, fairly summarize in all material respects such matters.

6. Neither the filing of the Registration Statement nor the offering of the Securities as contemplated by the Underwriting Agreement gives rise to any rights for or relating to the registration of any securities of Spectra Energy, Spectra Capital or any of their subsidiaries, except such rights as have been waived.

Such counsel shall state that he has participated in conferences with officers and other representatives of the Spectra Parties, the independent registered public accounting firm for the Spectra Parties and counsel for and representatives of the Underwriters, at which the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus and related matters were discussed, and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus, and has made no independent check or verification thereof, on the basis of the foregoing, no facts have come to such counsel’s attention that have led him to believe that (i) the Registration Statement, as of the latest Effective Date, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Pricing Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) the Prospectus, as of its date and as of the Delivery Date, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, it being understood that such counsel need express no statement or belief with respect to the financial statements, schedules and other financial information included therein or excluded therefrom.

B-2